UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

GALECTO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39655	37-1957007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street, Suite 100

Boston, MA 02109

(Address of principal executive offices, including zip code)

(+45) 70 70 52 10

(Registrant’s telephone number, including area code)

Ole Maaloes Vej 3

DK-2200 Copenhagen N

Denmark

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GLTO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Galecto, Inc. (the “Company”) held its annual meeting (the “Annual Meeting”) of stockholders on June 20, 2024. The following proposals were submitted to the stockholders at the Annual Meeting:

(i)
To elect Anne Prener, M.D., as a Class I member of the Board of Directors, to serve until the Company’s 2027
Annual Meeting of Stockholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal;
(ii)
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s common stock at a ratio of not less than 1-for-4 and not greater than 1-
for-25 (or any number in between), with the exact ratio, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors at any time within one year of the date of the Annual Meeting without further approval or authorization from the Company’s stockholders (the “Reverse Stock Split"); and
(iii)
To ratify the selection of EY Godkendt Revisionspartnerselskab as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 29, 2024.

The number of shares of common stock entitled to vote at the Annual Meeting was 27,112,697. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 17,204,181. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)
Election of Class I Director.

Director Nominee	Votes For	Votes Withheld
Anne Prener, M.D.	10,651,770	711,618

There were 5,840,793 broker non-votes regarding the election of directors.

(b)
Reverse Stock Split.

Stockholders approved the Reverse Stock Split proposal. The results of the voting included 15,283,182 votes for, 1,830,713 votes against and 90,286 votes abstained. There were no broker non-votes regarding this proposal.

(c)
Ratification of the appointment of EY Godkendt Revisionspartnerselskab as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Stockholders ratified the appointment of EY Godkendt Revisionspartnerselskab as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the voting included 16,927,703 votes for, 197,148 votes against and 79,330 votes abstained. There were no broker non-votes regarding this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galecto, Inc.

Date: June 21, 2024	By:	/s/ Hans T. Schambye
Hans T. Schambye, M.D., Ph.D.
President and Chief Executive Officer